06287

NUMBER

H

COMMON STOCK



SHARES

COMMON STOCK

FULTON FINANCIAL CORPORATION

INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA

PAR VALUE $2.50 PER SHARE

THIS CERTIFIES that

is the owner of

CUSIP 360271 10 0

SPECIMEN

SHARE(S)

of the full-paid and non-assessable common stock of

FULTON FINANCIAL CORPORATION

transferable only on the books of the Corporation by the holder hereof in person, or by duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

FULTON FINANCIAL CORPORATION CORPORATE SEAL 1982 PENNSYLVANIA

Dated

SECRETARY

CHAIRMAN, PRESIDENT AND CEO

Countersigned

FULTON FINANCIAL ADVISORS
DIVISION OF FULTON BANK, NATIONAL ASSOCIATION
LANCASTER, PENNSYLVANIA Transfer Agent

By ____________________
Authorized Signature

AMERICAN BANK NOTE COMPANY

FULTON FINANCIAL CORPORATION

The Corporation will furnish to any shareholder without charge and upon request, a full or summary statement of (1) the designations, preferences, limitations, and relative rights of the shares of each class of stock authorized to be issued, (2) the variations in the relative rights and preferences between the shares of each series of Preferred Stock so far as the same have been fixed and determined, and (3) the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series of Preferred Stock.

Explanation of Abbreviations

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

Phrase Abbreviation	*Equivalent*	*Phrase Abbreviation*	*Equivalent*
TEN COM	– as tenants in common	UNIF TRAN MIN ACT–	______ Custodian ______ (Cust) (Minor) under Uniform Transfers to Minors Act ______ (State)
TEN ENT	– husband and wife as tenants by the entireties		
JT TEN	– as joint tenants, with right of survivorship and not as tenants in common		

Additional abbreviations may also be used though not in the above list.

For value received, ______ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

______

______ *Shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint* ______

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated, ______

Signature(s):

______

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO SEC RULE 17Ad-15.